Vanguard Managed Payout Fund

Supplement to the Prospectus Dated March 28, 2014

Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor” in the Fund Summary section:

Portfolio Managers

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Quantitative Equity Group. He has co-managed the Fund since March 2014.

Michael H. Buek, CFA, Principal of Vanguard. He has managed the Fund since its inception in 2008 (co-managed since March 2014).

The following replaces similar text under the heading Investment Advisor:

Vanguard’s Equity Investment Group is overseen by:

Mortimer J. Buckley, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in economics from Harvard and an M.B.A. from Harvard Business School.

Joseph Brennan, CFA, Principal of Vanguard and global head of Vanguard’s Equity Index Group. He has oversight responsibility for all equity index funds managed by the Equity Investment Group. He first joined Vanguard in 1991. He received his B.A. in economics from Fairfield University and an M.S. in finance from Drexel University.

(over, please)

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds managed by the Equity Investment Group. He joined Vanguard in 2003. See biography below.

The managers primarily responsible for the day-to-day management of the Fund, consistent with the asset allocation targets established by the Fund’s governance committee, are:

John Ameriks, Ph.D., Principal of Vanguard and head of Vanguard’s Quantitative Equity Group. He has worked in investment management since 1996, has been with Vanguard since 2003, has served on the Fund’s governance committee since 2008, and has co-managed the Fund since March 2014. Education: A.B., Stanford University; Ph.D., Columbia University.

Michael H. Buek, CFA, Principal of Vanguard. He has been with Vanguard since 1987, has managed investment portfolios since 1991, and has managed the Fund since its inception in 2008 (co-managed since March 2014). Education: B.S., University of Vermont; M.B.A., Villanova University.

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